UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 14, 2022

Informatica Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-40936 (Commission File Number)	61-1999534 (I.R.S. Employer Identification Number)
2100 Seaport Boulevard
Redwood City, California 94063
(650) 385-5000
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	INFA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 14, 2022, Informatica Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting were: (1) the election of Bruce Chizen, Elizabeth Rafael and Amit Walia (the “Director Nominees”) to the Board of Directors of the Company (the “Board”) as Class I directors, each to serve for a three-year term expiring at the Company’s 2025 annual meeting of stockholders and until their successor has been duly elected and qualified or until their earlier death, resignation, or removal (“Proposal 1”); (2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 2”); (3) the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers (“Proposal 3”); and (4) the approval, on a non-binding, advisory basis, of the frequency of future non-binding, advisory votes to approve the compensation of the Company’s named executive officers (“Proposal 4”).
Holders of the Company’s Class A common stock were entitled to vote on all matters presented for stockholder vote at the Annual Meeting. Holders of the Company’s Class B-1 common stock were entitled to vote on all matters presented for stockholder vote at the Annual Meeting, except for Proposal 1. Holders of the Company’s Class B-2 common stock were entitled to vote only on Proposal 1. At the Annual Meeting there was presence in person or by proxy of the holders of a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote at the meeting on all matters presented for stockholder vote and constituting a quorum for the transaction of business.
Based on the votes cast by holders of Class A common stock, Class B-1 common stock and Class B-2 common stock, with Class A and Class B-2 common stock voting together on Proposal 1, and Class A and Class B-1 common stock voting together on Proposals 2-4, the final results for each proposal presented to stockholders at the Annual Meeting are set forth below:
1. The election of Bruce Chizen, Elizabeth Rafael and Amit Walia to the Board of Directors as Class I directors (Proposal 1):

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Bruce Chizen	254,663,447	15,703,239	2,395,250
Elizabeth Rafael	268,096,700	2,269,986	2,395,250
Amit Walia	267,588,681	2,808,005	2,395,250

2. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2):

Votes For	Votes Against	Abstentions	Broker Non-Votes
272,713,763	35,176	12,997	—

3. The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers (Proposal 3):

Votes For	Votes Against	Abstentions	Broker Non-Votes
264,850,226	5,482,738	33,722	2,395,250

4. The approval, on a non-binding, advisory basis, of the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers (Proposal 4):

1 Year	2 Years	3 Years	Abstentions
270,356,404	6,178	2,955	1,149

No other matters were considered and voted on by the Company’s stockholders at the Annual Meeting.
Following the Annual Meeting, the company decided to include a non-binding advisory stockholder vote to approve the compensation of the Company’s named executive officers every one year until the next vote of the Company's stockholders on the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	June 16, 2022	INFORMATICA INC.

		By:	/s/ Bradford Lewis
Bradford Lewis
Senior Vice President & Chief Legal Officer